Exhibit (a)(1)(H)(ii)

Date Exercise Price % Vested Exercise Price % at $20.09 Number of Options Exercise Price 0% Vested* Number of Options Exercise Price 0% Vested* 2/27/2008 813,042 $57.41 80% $20.09 40.0% 2015 478,375 $20.09 478,375 $57.41 3/1/2010 797,833 $32.19 25% $20.09 28.6% 2017 0 0 11/29/2011 580,667 $20.09 0% $20.09 N/A N/A 0 0 290,334 $20.09 Total 2,191,542 849,892 553,169 478,375 478,375 Date Exercise Price* Exercise Price* Aug. 2012 2,191,542 2016 $10.00 $10.00 Price Grant Value Post- Option Exchange — $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $57.41 $65 $70 $75 $80 $86.11 $90 $95 $100 $114.81 $120 $130 $143.51 $150 Pre-Split Post Split 35.00 $ 20.09 $ 100.00 $ 57.41 $ 150.00 $ 86.11 $ 200.00 $ 114.81 $ 250.00 $ 143.51 $ Caesars Entertainment 2012 Option Exchange Summary for GARY W LOVEMAN Summary of Eligible Options Time Based Eligible Options Performance Based Eligible Options Number of Options Exercise Price* 20% Vested Immediately Date Fully Vested $35.00 2X *Current performance options vest when the Financial Sponsors of Caesars Entertainment realize a return on their initial investment at a multiple of money of 1.5X and 2X, respectively. Summary of Replacement Options (Option Exchange) Time Based Replacement Options Performance Based Replacement Options Number of Options Terms of Original Grant 2011 Re Pricing Date Fully Vested @ $20.09 1.5X $57.41 Number of Options Number of Options $10.00 438,308 478,375 768,709 Represents post-option exchange time-based replacement options. Refer to the Option Exchange offer documents for additional information. Represents post-option exchange performance-based replacement options with revised performance vesting criteria. Refer to the Option Exchange offer documents for additional information. *The actual exercise price of the replacement options (other than certain time-based replacement options, as described below) will be equal to the last reported sale price per share of Caesars common stock on the NASDAQ on the expiration date (“Expiration Date”) of the Option Exchange (the “Replacement Option Price”). The exercise price shown above is provided for illustrative purposes only and there can be no assurance what the actual Replacement Option Price will be. Except for the time-based replacement options scheduled to vest on or prior to the second anniversary of the Expiration Date, which will have an exercise price of $20.09 per share until the second anniversary of the Expiration Date, all other replacement options (including the time-based replacement options that immediately vest) will have an exercise price equal to the Replacement Option Price. Illustrative Pre and Post Option Exchange Value Comparison TODAY Grant Value Pre-Option Exchange IF THE TRADING PRICE OF OUR COMMON STOCK DECREASES AFTER THE EXPIRATION DATE OF THE OPTION EXCHANGE, THE EXERCISE PRICE OF THE REPLACEMENT OPTIONS WILL BE GREATER THAN THE TRADING PRICE OF CAESARS COMMON STOCK, AND YOU WILL NOT BE ABLE TO REALIZE ANY GAIN FROM THE EXERCISE OF THE REPLACEMENT OPTIONS. THE TRADING PRICE OF OUR COMMON STOCK HAS BEEN VOLATILE AND THERE CAN BE NO ASSURANCES REGARDING THE FUTURE PRICE OF OUR COMMON STOCK OR THAT THE TRADING PRICE OF OUR COMMON STOCK WILL INCREASE IN THE FUTURE. CAESARS MAKES NO RECOMMENDATION AS TO WHETHER YOU SHOULD PARTICIPATE IN THE OPTION EXCHANGE. YOU MUST MAKE YOUR OWN DECISION WHETHER TO PARTICIPATE. YOU ARE ENCOURAGED TO SPEAK TO YOUR FINANCIAL, LEGAL AND/OR TAX ADVISORS, AS NECESSARY, BEFORE DECIDING WHETHER OR NOT TO PARTICIPATE IN THE OPTION EXCHANGE AND TO REVIEW THE OFFER DOCUMENTS, AVAILABLE AT HTTPS://CAESARSOPTIONEXCHANGE.COM 1X (11/29/2011) After the Option Exchange, the 1.5X and 2X options vest on the date the 30- day trailing average closing CZR stock price equals $35 or $57.41, respectively. These hurdles were $86.11 and $114.81 pre-Option Exchange. Guide to CZR Stock Split: Upon completion of the IPO in February 2012, CZR stock was split at a ratio of 1.742 to 1. Share prices referenced above are post-split and compare to pre-split numbers as follows: — — Date Exercise Price % Vested Exercise Price % at $20.09 Number of Options Exercise Price 0% Vested* Number of Options Exercise Price 0% Vested* 2/27/2008 813,042 $57.41 80% $20.09 40.0% 2015 478,375 $20.09 478,375 $57.41 3/1/2010 797,833 $32.19 25% $20.09 28.6% 2017 0 0 11/29/2011 580,667 $20.09 0% $20.09 N/A N/A 0 0 290,334 $20.09 Total 2,191,542 849,892 553,169 478,375 478,375 Date Exercise Price* Exercise Price* Aug. 2012 2,191,542 2016 $10.00 $10.00 Price Grant Value Post- Option Exchange — $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $57.41 $65 $70 $75 $80 $86.11 $90 $95 $100 $114.81 $120 $130 $143.51 $150 Pre-Split Post Split 35.00 $ 20.09 $ 100.00 $ 57.41 $ 150.00 $ 86.11 $ 200.00 $ 114.81 $ 250.00 $ 143.51 $ Caesars Entertainment 2012 Option Exchange Summary for GARY W LOVEMAN Summary of Eligible Options Time Based Eligible Options Performance Based Eligible Options Number of Options Exercise Price* 20% Vested Immediately Date Fully Vested $35.00 2X *Current performance options vest when the Financial Sponsors of Caesars Entertainment realize a return on their initial investment at a multiple of money of 1.5X and 2X, respectively. Summary of Replacement Options (Option Exchange) Time Based Replacement Options Performance Based Replacement Options Number of Options Terms of Original Grant 2011 Re Pricing Date Fully Vested @ $20.09 1.5X $57.41 Number of Options Number of Options $10.00 438,308 478,375 768,709 Represents post-option exchange time-based replacement options. Refer to the Option Exchange offer documents for additional information. Represents post-option exchange performance-based replacement options with revised performance vesting criteria. Refer to the Option Exchange offer documents for additional information. *The actual exercise price of the replacement options (other than certain time-based replacement options, as described below) will be equal to the last reported sale price per share of Caesars common stock on the NASDAQ on the expiration date (“Expiration Date”) of the Option Exchange (the “Replacement Option Price”). The exercise price shown above is provided for illustrative purposes only and there can be no assurance what the actual Replacement Option Price will be. Except for the time-based replacement options scheduled to vest on or prior to the second anniversary of the Expiration Date, which will have an exercise price of $20.09 per share until the second anniversary of the Expiration Date, all other replacement options (including the time-based replacement options that immediately vest) will have an exercise price equal to the Replacement Option Price. Illustrative Pre and Post Option Exchange Value Comparison TODAY Grant Value Pre-Option Exchange IF THE TRADING PRICE OF OUR COMMON STOCK DECREASES AFTER THE EXPIRATION DATE OF THE OPTION EXCHANGE, THE EXERCISE PRICE OF THE REPLACEMENT OPTIONS WILL BE GREATER THAN THE TRADING PRICE OF CAESARS COMMON STOCK, AND YOU WILL NOT BE ABLE TO REALIZE ANY GAIN FROM THE EXERCISE OF THE REPLACEMENT OPTIONS. THE TRADING PRICE OF OUR COMMON STOCK HAS BEEN VOLATILE AND THERE CAN BE NO ASSURANCES REGARDING THE FUTURE PRICE OF OUR COMMON STOCK OR THAT THE TRADING PRICE OF OUR COMMON STOCK WILL INCREASE IN THE FUTURE. CAESARS MAKES NO RECOMMENDATION AS TO WHETHER YOU SHOULD PARTICIPATE IN THE OPTION EXCHANGE. YOU MUST MAKE YOUR OWN DECISION WHETHER TO PARTICIPATE. YOU ARE ENCOURAGED TO SPEAK TO YOUR FINANCIAL, LEGAL AND/OR TAX ADVISORS, AS NECESSARY, BEFORE DECIDING WHETHER OR NOT TO PARTICIPATE IN THE OPTION EXCHANGE AND TO REVIEW THE OFFER DOCUMENTS, AVAILABLE AT HTTPS://WWW.CAESARSOPTIONEXCHANGE.COM 1X (11/29/2011) After the Option Exchange, the 1.5X and 2X options vest on the date the 30- day trailing average closing CZR stock price equals $35 or $57.41, respectively. These hurdles were $86.11 and $114.81 pre-Option Exchange. Guide to CZR Stock Split: Upon completion of the IPO in February 2012, CZR stock was split at a ratio of 1.742 to 1. Share prices referenced above are post-split and compare to pre-split numbers as follows: — — (Callout comment Exhibit (a)(1)(H)(ii))